Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT Operating Partnership, L.P.	Delaware	Massachusetts, Alabama, New York, Kansas
Medical Properties Trust, LLC	Delaware	Alabama, Massachusetts
Mountain View-MPT Hospital, LLC	Delaware	Idaho
MPT Development Services, Inc.	Delaware	Alabama
MPT DS Equipment Holding, LLC	Delaware	Alabama
MPT Finance Corporation	Delaware	—
MPT of Altoona, LLC	Delaware	Wisconsin
MPT of Alvarado, LLC	Delaware	California
MPT of Alvarado, L.P.	Delaware	California
MPT of Aztec Opco, LLC	Delaware	—
MPT of Bayonne, LLC	Delaware	New Jersey
MPT of Bennettsville, LLC	Delaware	South Carolina
MPT of Billings, LLC	Delaware	Montana
MPT of Billings Hospital, LLC	Delaware	Montana
MPT of Bloomington, LLC	Delaware	Indiana
MPT of Boise, LLC	Delaware	Idaho
MPT of Boise Hospital, LLC	Delaware	Idaho
MPT of Bossier City, LLC	Delaware	Louisiana
MPT of Bristol, LLC	Delaware	Connecticut
MPT of Brownsville, LLC	Delaware	Texas
MPT of Brownsville Hospital, LLC	Delaware	Texas
MPT of Bucks County, LLC	Delaware	Pennsylvania
MPT of Bucks County, L.P.	Delaware	Pennsylvania
MPT of Casper, LLC	Delaware	Wyoming
MPT of Casper Hospital, LLC	Delaware	Wyoming
MPT of Cheraw, LLC	Delaware	South Carolina
MPT of Chino, LLC	Delaware	California
MPT of Clear Lake, LLC	Delaware	Texas
MPT of Clear Lake, L.P.	Delaware	Texas
MPT of Comal County, LLC	Delaware	Texas
MPT of Comal County Hospital, LLC	Delaware	Texas
MPT of Corinth, LLC	Delaware	Texas
MPT of Corinth, L.P.	Delaware	Texas
MPT Corinth Hospital, LLC	Delaware	—
MPT of Covington, LLC	Delaware	Louisiana
MPT Covington TRS, Inc.	Delaware	Louisiana
MPT of Dallas LTACH, LLC	Delaware	Texas (as “MPT of Dallas LTACH GP, LLC”)
MPT of Dallas LTACH, L.P.	Delaware	Texas
MPT of Denham Springs, LLC	Delaware	Louisiana
MPT of Desoto, L.P.	Delaware	Texas
MPT of Desoto, LLC	Delaware	Texas
MPT Desoto Hospital, LLC	Delaware	Texas
MPT of Detroit, LLC	Delaware	Michigan
MPT of Enfield, LLC	Delaware	Connecticut
MPT of Fayetteville, LLC	Delaware	Arkansas

MPT of Florence, LLC	Delaware	Arizona
MPT of Ft. Lauderdale, LLC	Delaware	Florida
MPT of Garden Grove Hospital, LLC	Delaware	California
MPT of Garden Grove Hospital, L.P.	Delaware	California
MPT of Garden Grove MOB, LLC	Delaware	California
MPT of Garden Grove MOB, L.P.	Delaware	California
MPT of Gilbert, LLC	Delaware	Arizona
MPT of Greenwood, LLC	Delaware	South Carolina
MPT of Greenwood Hospital, LLC	Delaware	South Carolina
MPT of Hammond, LLC	Delaware	Louisiana
MPT Hammond Hospital, LLC	Delaware	Louisiana
MPT of Hillsboro, LLC	Delaware	Texas
MPT of Hillsboro, L.P.	Delaware	Texas
MPT of Hoboken Real Estate, LLC	Delaware	New Jersey
MPT of Hoboken Hospital, LLC	Delaware	—
MPT of Hoboken TRS, LLC	Delaware	New Jersey
MPT of Hausman, LLC	Delaware	Texas
MPT of Idaho Falls, LLC	Delaware	Idaho
MPT of Inglewood, LLC	Delaware	California
MPT of Inglewood, L.P.	Delaware	California
MPT of Johnstown, LLC	Delaware	Colorado
MPT of Johnstown Hospital , LLC	Delaware	Colorado
MPT of Kansas City, LLC	Delaware	Missouri
MPT of La Palma, LLC	Delaware	California
MPT of La Palma, L.P.	Delaware	California
MPT of Lafayette, LLC	Delaware	Indiana
MPT of Lafayette Hospital, LLC	Delaware	Indiana
MPT of Laredo, LLC	Delaware	Texas
MPT of Laredo Hospital, LLC	Delaware	Texas
MPT of Las Cruces	Delaware	New Mexico
MPT of Las Cruces Hospital, LLC	Delaware	New Mexico
MPT of Luling, LLC	Delaware	Texas (as “Delaware MPT of Luling, LLC”)
MPT of Luling, L.P.	Delaware	Texas
MPT of Mesquite, LLC	Delaware	Texas
MPT of Mesquite Hospital, LLC	Delaware	Texas
MPT of Mountain View, LLC	Delaware	—
MPT of Newington, LLC	Delaware	Connecticut
MPT of New Braunfels, LLC	Delaware	Texas
MPT New Braunfels Hospital, LLC	Delaware	Texas
MPT of North Cypress, LLC	Delaware	Texas (as “Delaware MPT of North Cypress Texas, LLC”)
MPT of North Cypress, L.P.	Delaware	Texas
MPT of Ogden, LLC	Delaware	Utah
MPT of Ogden Hospital, LLC	Delaware	Utah
MPT of Overlook Parkway, LLC	Delaware	Texas
MPT of Paradise Valley, LLC	Delaware	California
MPT of Paradise Valley, L.P.	Delaware	California
MPT of Petersburg, LLC	Delaware	Virginia
MPT of Provo, LLC	Delaware	Utah
MPT of Provo Hospital, LLC	Delaware	Utah
MPT of Poplar Bluff, LLC	Delaware	Missouri

MPT of Portland, LLC	Delaware	Oregon
MPT of Post Falls, LLC	Delaware	Idaho
MPT of Post Falls Hospital, LLC	Delaware	Idaho
MPT of Providence, LLC	Delaware	Rhode Island
MPT of Prescott Valley, LLC	Delaware	Arizona
MPT of Prescott Valley Hospital, LLC	Delaware	Arizona
MPT of Redding, LLC	Delaware	California
MPT of Reno, LLC	Delaware	Nevada
MPT of Richardson, LLC	Delaware	Texas
MPT of Richardson, L.P.	Delaware	Texas
MPT of Round Rock, LLC	Delaware	Texas
MPT of Round Rock, L.P.	Delaware	Texas
MPT of Roxborough, LLC	Delaware	Pennsylvania
MPT of Roxborough, L.P.	Delaware	Pennsylvania
MPT of San Dimas Hospital, LLC	Delaware	California
MPT of San Dimas Hospital, L.P.	Delaware	California
MPT of San Dimas MOB, LLC	Delaware	California
MPT of San Dimas MOB, L.P.	Delaware	California
MPT of Schertz, LLC	Delaware	Texas
MPT of Shasta, LLC	Delaware	California
MPT of Shasta, L.P.	Delaware	California
MPT of Shenandoah, LLC	Delaware	Texas
MPT of Shenandoah, L.P.	Delaware	Texas
MPT of Spartanburg, LLC	Delaware	South Carolina
MPT of Spartanburg Hospital, LLC	Delaware	South Carolina
MPT of Southern California, LLC	Delaware	California
MPT of Southern California, L.P.	Delaware	California
MPT of Springfield, LLC	Delaware	Massachusetts
MPT of 69th Street, LLC	Delaware	Alabama
MPT of Tomball, LLC	Delaware	Texas (as “MPT of Tomball GP, LLC”)
MPT of Tomball, L.P.	Delaware	Texas
MPT of Tucson, LLC	Delaware	Arizona
MPT of Twelve Oaks, LLC	Delaware	Texas
MPT of Twelve Oaks, L.P.	Delaware	Texas
MPT of Victoria, LLC	Delaware	Texas (as “Delaware MPT of Victoria, LLC”)
MPT of Victoria, L.P.	Delaware	Texas
MPT of Victorville, LLC	Delaware	California
MPT of Warm Springs, LLC	Delaware	Texas (as “Delaware MPT of Warm Springs, LLC”)
MPT of Warm Springs, L.P.	Delaware	Texas
MPT of Warwick, LLC	Delaware	Rhode Island
MPT of Webster, LLC	Delaware	Texas (as “MPT of Webster GP, LLC”)
MPT of Webster, L.P.	Delaware	Texas
MPT of West Anaheim, LLC	Delaware	California
MPT of West Anaheim, L.P.	Delaware	California
MPT of Westover Hills, LLC	Delaware	Texas
MPT of West Valley City, LLC	Delaware	Utah
MPT of Wichita, LLC	Delaware	Kansas
Wichita Health Associates Limited Partnership	Delaware	Kansas
MPT of Jacksonville, LLC	Delaware	Arkansas